J.P. Morgan Funds
Supplement dated August 18, 1999, as applicable to the following Prospectuses:
(Supercedes and replaces supplement dated August 9, 1999)

J.P. Morgan Money Market Funds (combined), dated March 1, 1999


1. The following replaces the second paragraph in the section entitled "Portfolio Management" for all funds except the Tax Exempt Money Market Fund of the of the J.P. Morgan Money Market Funds prospectus dated
     March 1, 1999:

                  The portfolio management team is led by Robert R. Johnson, vice president, who has been on the team since the fund's inception and has been at J.P. Morgan since 1988, and by John Donohue, vice president, who has been on the team since joining J.P. Morgan in June of 1997. Prior to managing this fund, Mr. Donahue was an Institutional Money Market Portfolio Manager at Goldman Sachs & Co.

2. The following replaces the second paragraph in the section entitled "Portfolio Management" for the Tax Exempt Money Market Fund of the J.P. Morgan Money Market Funds prospectus dated March 1,1999:

                  The portfolio management team is led by Richard Oswald, vice president, who has been on the team since joining Morgan in October of 1996. Prior to managing this fund, Mr. Oswald served as Treasurer of CBS and President of its finance unit.